SCHEDULE 14A INFORMATION

  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF
                                      1934


Filed by the Registrant                          [X]

Filed by a Party other than the Registrant       [  ]

Check the appropriate box:

[  ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                         Calvert Social Investment Fund

                        Calvert World Values Fund, Inc.
                              International Equity
                (Name of Registrant as Specified in Its Charter)

                           William M. Tartikoff, Esq.
                                   Secretary
      (Name of Person Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1) Title of each class of securities to which transaction applies:
     (2) Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
     (4) Proposed maximum aggregate value of transaction:
     (5) Total Fee Paid:
[  ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify previous filing by statement number, or the Form or Schedule and the date its filing.
     (1) Amount Previously Paid:
     (2) Form, Schedule or Registration Statement No.:
     (3) Filing Party:
     (4) Date Filed:

                           December 28, 1998

Dear Shareholder:

I am writing to inform you of the upcoming special joint meeting for shareholders of the Calvert Social Investment Fund ("CSIF") Money Market, Balanced (formerly known as Managed Growth), Bond, Equity and Managed Index Portfolios and for shareholders of Calvert World Values Fund, Inc. ("CWVF") International Equity.

A summary of the proposals and the formal Notice of Meeting appears on the next few pages, followed by the detailed proxy statement. Please take a few minutes to read the enclosed material and vote on these important issues. The Boards of Trustees/Directors, including myself, believe these changes are in your best interest and that of your Portfolio.

Regardless of the number of shares you own, it is important that you take the time to read the enclosed proxy materials, and vote on the issues as soon as you can. You may vote by mail, by telephone, through the internet, by facsimile machine, or in person. If you do not cast your vote, you may be contacted by our proxy solicitation service, Shareholder Communications Corporation, or by a Calvert Group employee. All shareholders benefit from the speedy return of proxy votes.

I appreciate the time you will take to review these important matters. If we may be of any assistance or if you have any questions about the proxy issues, please call us at (800) 368-2748. Our hearing-impaired shareholders may call
(800) 541-1524 for a TDD connection.

                           Sincerely,



                           Barbara J. Krumsiek
                           President and Chief Executive Officer
                           Calvert Group, Ltd.

Quick Overview of Proposals

 ................................................................................
Proposal 1
 ................................................................................
To approve amended fundamental investment restrictions to: (a) delete restrictions that are no longer required to be fundamental due to changes in state laws or which otherwise need not be fundamental; and (b) to revise the language of those restrictions that are still required to be fundamental.

Affected portfolios: All

Reason for Proposal
Current investment restrictions (and policies, for some of the Portfolios) are more restrictive than Federal law. A shareholder vote is required to change the restrictions and policies because they are considered fundamental. Calvert Asset Management Company, Inc. ("CAMCO") has recommended to the Board that the investment restrictions of the Portfolios be changed to conform to, but not be more restrictive than, federal law, and has recommended changing the policies so that they can be altered by the Board without a shareholder vote (nonfundamental policies or restrictions). This would give each of the Portfolios more flexibility and may help each Portfolio to more easily adapt to different investment environments.

 ................................................................................
Proposal 2
 ................................................................................
To approve a new investment advisory agreement with the investment advisor, CAMCO.

Affected Portfolios: All

Reason for Proposal
CAMCO is a subsidiary of Calvert Group, Ltd. which is owned by Acacia Mutual
Life Insurance Company ("Acacia"). Acacia plans to merge with another insurance company, Ameritas Insurance Holding Company. Because of the merger of the ultimate parent company, the investment advisory contract is being submitted for approval by shareholders. CAMCO is also proposing:
 ................................................................................
1. the deletion of references to administrative services (because they are performed by a different subsidiary);
 ................................................................................
 ................................................................................
2. the elimination of fees based on the performance of a fund compared to a particular index; and
 ................................................................................
 ................................................................................
3.    the elimination of contractual expense limitations (replaced by voluntary limitations).
 ................................................................................

 ................................................................................
Proposal 3
 ................................................................................
To approve a new investment subadvisory agreement between CAMCO and the investment subadvisor, NCM Capital Management Group, Inc.

Affected Portfolios: CSIF Balanced

Reason for Proposal
In addition to the merger described in Proposal 2, the ownership of NCM Capital is changing. CAMCO is also proposing the elimination of fees based on the performance of CSIF Balanced compared to a particular index. Therefore, according to Federal law, the subadvisory agreement must be approved by shareholders.

 ................................................................................
Proposal 4
 ................................................................................
To approve a new investment subadvisory agreement between CAMCO and the investment subadvisor, Brown Capital Management, Inc.

Affected Portfolios: CSIF Balanced

Reason for Proposal
In addition to the merger described in Proposal 2, CAMCO is proposing the elimination of fees based on the performance of CSIF Balanced compared to a particular index. Therefore, according to Federal law, the subadvisory agreement must be approved by shareholders.

 ................................................................................
Proposal 5
 ................................................................................
To approve a new investment subadvisory agreement between CAMCO and the investment subadvisor, Atlanta Capital Management Company, L.L.C.

Affected Portfolios: CSIF Equity

Reason for Proposal
CAMCO has just recently entered into a subadvisory agreement with Atlanta Capital. As noted, Federal law requires that the agreement be approved by shareholders.

 ................................................................................
Proposal 6
 ................................................................................
To authorize CSIF or CWVF and/or CAMCO to enter into a new and/or materially amend an existing investment subadvisory agreement with a subadvisor in the future without having to first obtain shareholder approval.

Affected Portfolios: CSIF Balanced, CSIF Equity, CWVF International Equity

Reason for Proposal
Under current Federal law, as discussed above, shareholders must approve a subadvisory agreement with an investment subadvisor. CAMCO has received an exemption from this law so that CAMCO can enter into new subadvisory contracts, with Board approval, provided it then informs shareholders. This exemption will only go into effect as to a Portfolio if shareholders have authorized its use.

 ................................................................................
Proposal 7
 ................................................................................
To approve a revised investment objective which is more reflective of current economic times.

Affected Portfolios: CSIF Balanced

Reason for Proposal
CAMCO believes that the current investment objective's reference to inflation is outdated. Therefore, with shareholder approval, CSIF Balanced will change the objective from "seeks to achieve a total return above the rate of inflation" to "seeks a competitive total return."

 ................................................................................
Proposal 8
 ................................................................................
To change CSIF Bond from a diversified to a nondiversified fund.

Affected Portfolios: CSIF Bond

Reason for Proposal
CAMCO believes that CSIF Bond will have greater investment flexibility if it becomes nondiversified (allowed to invest more than 5% in any one issuer). This will permit it to acquire larger positions in the securities of individual issuers, such as hospitals or utilities, and may provide opportunities to enhance the investment performance with minimal additional risk.

 ................................................................................
Proposal 9
 ................................................................................
To ratify each Board's selection of auditors, PricewaterhouseCoopers, L.L.P.

Affected Portfolios: All

Reason for Proposal
Periodically, shareholders will be asked to approve independent auditors for Calvert Funds. The auditors review certain reports and documents filed with federal and state governments, and audit financial statements to ensure that the Portfolios conform with generally accepted accounting principles.

                         Calvert Social Investment Fund
                             Money Market Portfolio
                                 Bond Portfolio
                               Balanced Portfolio
                                Equity Portfolio
                            Managed Index Portfolio

                        Calvert World Values Fund, Inc.
                           International Equity Fund

                NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS
                        To be held on February 24, 1999

NOTICE IS HEREBY GIVEN that the Special Joint Meeting of Shareholders of the Calvert Social Investment Fund ("CSIF") and Calvert World Values Fund, Inc. ("CWVF") International Equity will be held in the Tenth Floor Conference Room of Calvert Group, Ltd., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland at 9:00 a.m. on Wednesday, February 24, 1999, for the following purposes:

   I. For each Portfolio: to approve amended fundamental investment restrictions to: (a) delete restrictions that are no longer required to be fundamental due to changes in state laws or which otherwise need not be fundamental; and (b) to revise the language of those restrictions that are still required to be fundamental.
   II. For each Portfolio: to approve a new investment advisory agreement with the investment advisor, Calvert Asset Management Company, Inc. ("CAMCO"), identical to the current investment advisory agreements in all material respects, except that it:
         a) does not provide for a performance fee adjustment for CSIF
         Balanced or Equity;
         b) for all Portfolios except CSIF Managed Index and CWVF
         International Equity, no longer will have references to administrative services because they are performed by a different subsidiary and should therefore be covered in a separate contract; and
         c) for CSIF Money Market, Balanced and Bond, eliminates contractual expense limitations.
   III. CSIF Balanced: to approve a new investment subadvisory agreement between CAMCO and the investment subadvisor, NCM Capital Management Group, Inc. This agreement is identical to the current investment subadvisory agreement in all material respects, except that it does not provide for a performance fee adjustment.
   IV. CSIF Balanced: To approve a new investment subadvisory agreement between CAMCO and the investment subadvisor, Brown Capital
         Management, Inc. This agreement is identical to the current investment subadvisory agreement in all material respects, except that it does not provide for a performance fee adjustment.
   V. CSIF Equity: to approve a new investment subadvisory agreement with the new investment subadvisor, Atlanta Capital Management Company, L.L.C., otherwise identical to the current investment subadvisory agreement in all material respects, except that it reflects a new subadvisory fee and does not provide for a performance fee adjustment.
   VI. CSIF Balanced and Equity and CWVF International Equity: to authorize CSIF or CWVF and/or CAMCO to enter into a new and/or materially amend an existing investment subadvisory agreement with a subadvisor in the future without having to first obtain shareholder approval.
   VII. CSIF Balanced: to approve a revised investment objective which is more reflective of current economic times.
   VIII. CSIF Bond only: to change CSIF Bond from a diversified to a nondiversified fund.
   IX. For each Portfolio: to ratify each Board's selection of auditors, PricewaterhouseCoopers, L.L.P.
   X. To transact any other business that may properly come before the Special Meeting or any adjournment or adjournments thereof.

                           By Order of the Trustees/Directors,


                           William M. Tartikoff, Esq.
                           Vice President

                         Calvert Social Investment Fund
                             Money Market Portfolio
                               Balanced Portfolio
                                 Bond Portfolio
                                Equity Portfolio
                            Managed Index Portfolio

                        Calvert World Values Fund, Inc.
                           International Equity Fund

                      4550 Montgomery Avenue, Suite 1000N
                            Bethesda, Maryland 20814

                                PROXY STATEMENT

                               December 31, 1998

We are sending this proxy statement to you to ask you to approve several important changes. You may vote by mail, by telephone, by facsimile, through a secure internet website, or in person. Your vote is important. Please call 800-368-2748 if you have questions about this proxy.

This statement is furnished in connection with the solicitation of proxies by the Board of Trustees of the Calvert Social Investment Fund and the Board of Directors of Calvert World Values Fund, Inc. (the "Boards") to be used at the Special Joint Meeting of Shareholders. The Special Meeting will be held in the Tenth Floor Conference Room of Calvert Group, Ltd., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland at 9:00 a.m. on Wednesday, February 24, 1999, or at such later time or date made necessary by adjournment for the purpose set forth in the Notice of Meeting.

The approximate date on which this proxy statement and form of proxy are first being mailed to shareholders is December 31, 1998.

The Money Market, Balanced (formerly known as Managed Growth), Bond, Equity, and Managed Index Portfolios are each a Portfolio of the Calvert Social Investment Fund, an open-end management investment company that was organized as a Massachusetts business trust on December 14, 1981. The International Equity Fund is a series of Calvert World Values Fund, Inc., an open-end management investment company that was organized as a Maryland corporation on February 14, 1992.

                              Summary of Proposals

1. For each Portfolio: to approve amended fundamental investment restrictions to: (a) delete restrictions that are no longer required to be fundamental due to changes in state laws or which otherwise need not be fundamental; and (b) to revise the language of those restrictions that are still required to be fundamental.
2. For each Portfolio: to approve a new investment advisory agreement with the investment advisor, Calvert Asset Management Company, Inc. ("CAMCO").
3. CSIF Balanced: to approve a new investment subadvisory agreement between CAMCO and the investment subadvisor, NCM Capital Management Group, Inc.
4. CSIF Balanced: To approve a new investment subadvisory agreement between CAMCO and the investment subadvisor, Brown Capital Management, Inc. This agreement is identical to the current investment subadvisory agreement in all material respects, except that it does not provide for a performance fee adjustment.
5. CSIF Equity: to approve a new investment subadvisory agreement with the new investment subadvisor, Atlanta Capital Management Company, L.L.C.
6. CSIF Balanced and Equity and CWVF International Equity: to authorize CSIF or CWVF and/or CAMCO to enter into a new and/or materially amend an existing investment subadvisory agreement with a subadvisor in the future without having to first obtain shareholder approval.
7. CSIF Balanced: to approve a revised investment objective which is more reflective of current economic times.
8. CSIF Bond only: to change CSIF Bond from a diversified to a nondiversified fund.
9. For each Portfolio: to ratify each Board's selection of auditors, PricewaterhouseCoopers, L.L.P.

                                   PROPOSALS

--------------------------------------------------------------------------------
Proposal 1
For each Portfolio: to approve amended fundamental investment restrictions to:
(a) delete restrictions that are no longer required to be fundamental due to changes in state laws or which otherwise need not be fundamental; and (b) to revise the language of those restrictions that are still required to be fundamental.
--------------------------------------------------------------------------------

Discussion
The federal and state laws governing mutual funds have been changed numerous times in the last several years. The Prospectus and Statement of Additional Information ("SAI") for each Portfolio contain investment restrictions that are more restrictive than the current law. For example, Rule 2a-7 (the "Rule") under the Investment Company Act of 1940 (the "1940 Act") states what types of money market securities can be purchased for a money market fund. All money market funds must comply with the Rule. However, the investment restrictions for the CSIF Money Market Portfolio are currently even more stringent than the Rule. This restricts the CSIF Money Market Portfolio's investments and could potentially reduce its yield. The CSIF Money Market Portfolio does not intend to change its investment style but plans to operate under Rule 2a-7, as may be periodically amended.

Also in the past few years, many state securities laws have changed or have been superseded by federal securities laws. Each Portfolio, however, must still comply with the old fundamental restrictions, unless you vote to change these restrictions to be in line with the changed regulatory landscape.

As explained above, federal law in many cases controls what a mutual fund can purchase. Federal law also specifies certain investment restrictions that must be fundamental and cannot be changed without a shareholder vote. The policies/restrictions that are required by law to be fundamental are those concerning diversification, borrowing money, the issuance of senior securities, underwriting of securities issued by other persons, the purchase and sale of real estate and commodities, the policy about making loans to other persons, and the concentration of investments in a particular industry or group of industries.

CAMCO has recommended to the Board that the investment restrictions of the Portfolios be changed to conform to, but not be more restrictive than, the federal law. That way, if the federal law changes, the Portfolio restrictions can change accordingly. This gives each of the Portfolios more flexibility and may help each Portfolio to more easily adapt to different investment environments. This is expected to enhance the management of a non-money market portfolio in a changing investment environment and will increase investment management opportunities. Further, it is not anticipated that these proposed changes will substantially affect the way any of the Portfolios are currently managed.

The current investment restrictions for Money Market, Balanced, Bond, Equity and Managed Index Portfolios, excerpted from the SAI, are shown below. After careful consideration, and with the advice of outside counsel, the Board has approved several changes, subject to shareholder approval.

Calvert Social Investment Fund
 ...............................................................................
Current Fundamental Restriction
1. The Fund may not purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of that Portfolio's total assets would be invested in securities of that issuer.

Recommended Change
Management recommends that this investment restriction be changed to a standard recitation concerning the Fund's diversification policy. CSIF Money Market, Balanced, Equity and Managed Index are classified as diversified funds, meaning that they may not invest significant amounts in one particular security. The CSIF Bond nondiversification proposal is discussed in Proposal 8.The investment restriction would be revised as shown immediately below.

Proposed Fundamental Investment Restriction
CSIF Money Market, Balanced, Equity and Managed Index:
No Portfolio may make any investment inconsistent with its classification as a diversified investment company under the 1940 Act.

CSIF Bond (if Proposal 8 is approved)
The Portfolio may not make any investment inconsistent with its classification as a nondiversified investment company under the 1940 Act.

 ...............................................................................
Current Fundamental Restriction
2. The Fund may not concentrate more than 25% of the value of its assets in any one industry; provided, however, that there is no limitation with respect to investments in obligations issued or guaranteed by the United
States Government or its agencies and instrumentalities, and repurchase agreements secured thereby, and there is no limitation with respect to investments in money market instruments of banks.

Recommended Change
Management recommends that this be changed to a more accurate standard recitation concerning concentration as shown immediately below.

Proposed Fundamental Investment Restriction
No Portfolio may concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured thereby), or, for CSIF Money Market, domestic bank money market instruments.

 ...............................................................................
Current Fundamental Restriction
3. The Fund may not purchase more than 10% of the outstanding voting securities of any issuer. In addition, the Fund may not in the aggregate purchase more than 10% of the outstanding voting securities of any issuer.

Recommended Change
Management recommends that this investment restriction be deleted. The restriction expresses a part of the diversification rules, which are addressed above in the Proposed Fundamental Investment Restriction number 1.

 ...............................................................................
Current Fundamental Restriction
4. The Fund may not purchase the securities of any issuer with less than three years' continuous operation if, as a result, more than 5% of the value of that Portfolio's total assets would be invested in securities of such issuers.

Recommended Change
Management recommends that this investment restriction be deleted. It was originally required by one or more states, but no longer applies due to changes in federal laws which supersede such state-imposed restrictions.

 ...............................................................................
Current Fundamental Restriction
5.       The Fund may not underwrite the securities of other issuers.

Recommended Change
Management proposes to modify this restriction by adding standard language used for other Calvert Group Funds, as shown immediately below.

Proposed Fundamental Investment Restriction (with the above change)
No Portfolio may underwrite the securities of other issuers, except as permitted by the Board of Trustees within applicable law, and except to the extent that in connection with the disposition of its portfolio securities, the Fund may be deemed to be an underwriter.

 ...............................................................................
Current Fundamental Restriction
6. The Fund may not purchase from or sell to any of the Fund's officers or Trustees, or firms of which any of them are members, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions.

Recommended Change
Management recommends that this investment restriction be deleted. It was originally required by one or more states, but no longer applies due to changes in federal laws which supersede such state-imposed restrictions.

 ...............................................................................
Current Fundamental Restriction
7. The Fund may not borrow money, except from banks for temporary or emergency purposes and then only in an amount up to 10% of the value of that Portfolio's total assets and except by engaging in reverse repurchase agreements. In order to secure any permitted borrowings and reverse repurchase agreements under this section, each Portfolio may pledge, mortgage or hypothecate its assets.

Recommended Change
Management recommends that the 10% limitation be changed to 33 1/3% for maximum flexibility. The Board also recommends the use of the standard borrowing policy of other Calvert Group Funds. As part of the standardization, the last sentence above is proposed to be deleted. If shareholders of a Portfolio approve the change to this restriction, the Board intends to adopt a new nonfundamental operating policy: The Portfolio does not intend to make any purchases of securities if borrowing exceeds 5% of its total assets. A nonfundamental policy can be changed by the Board at any time without a shareholder vote.

Proposed Fundamental Investment Restriction (with the above changes)
No Portfolio may issue senior securities or borrow money, except from banks for temporary or emergency purposes and then only in an amount up to 33 1/3% of the value of the Portfolio's total assets or as permitted by law and except by engaging in reverse repurchase agreements, where allowed. In order to secure any permitted borrowings and reverse repurchase agreements under this section, the Portfolio may pledge, mortgage or hypothecate its assets.

 ...............................................................................
Current Fundamental Restriction
8. The Fund may not make short sales of securities or purchase any securities on margin except as provided for the Balanced (formerly known as Managed Growth), Equity and Bond Portfolios with respect to options, futures contracts and options on futures contracts.

Recommended Change
Management recommends that this restriction be deleted since it is not required to be fundamental. If shareholders approve deleting this restriction, the Board intends to adopt a new nonfundamental policy. A nonfundamental policy can be changed by the Board at any time without a shareholder vote.

 ...............................................................................
Current Fundamental Restriction
9. The Fund may not write, purchase or sell puts, calls or combinations thereof except as provided for the Balanced (formerly known as Managed
Growth), Equity and Bond Portfolios with respect to options, futures contracts and options on futures contracts.

Recommended Change
Management recommends that this restriction be deleted since it is not required to be fundamental. If shareholders approve deleting this restriction, the Board intends to adopt a new nonfundamental policy imposing substantially the same limitations as the deleted restriction. A nonfundamental policy can be changed by the Board at any time without a shareholder vote.

 ...............................................................................
Current Fundamental Restriction
10. The Fund may not invest for the purpose of exercising control or management of another issuer.

Recommended Change
Management recommends that this investment restriction be deleted. It was originally required by one or more states, but no longer applies due to changes in federal laws which supersede such state-imposed restrictions.

 ...............................................................................
Current Fundamental Restriction
11. The Fund may not invest in commodities, commodities futures contracts, or real estate, although it may invest in securities which are secured by real estate or real estate mortgages and securities of issuers which invest or deal in commodities, commodity futures, real estate or real estate mortgages and provided that the Balanced (formerly known as Managed Growth), Equity, Bond, and Managed Index Portfolios may purchase or sell stock index futures, foreign currency futures, interest rate futures and options thereon.

Recommended Change
Management recommends that this be changed to the standard policy concerning commodities for other Calvert Group Funds.

Proposed Fundamental Investment Restriction
No Portfolio may invest directly in commodities or real estate, although it may invest in securities which are secured by real estate or real estate mortgages and securities of issuers which invest or deal in commodities, commodity futures, real estate or real estate mortgages and provided that the Balanced, Equity, Bond, and Managed Index Portfolios may purchase or sell stock index futures, foreign currency futures, interest rate futures and options thereon.

 ...............................................................................
Current Fundamental Restriction
12. The Fund may not invest in interests in oil, gas, or other mineral exploration or development programs, although it may invest in securities of issuers which invest in or sponsor such programs.

Recommended Change
Management recommends that this investment restriction be deleted. It was originally required by one or more states, but no longer applies due to changes in federal laws which supersede such state-imposed restrictions.

 ...............................................................................
Current Fundamental Restriction
13. The Fund may not purchase or retain securities issued by investment companies except to the extent permitted by the Investment Company Act of 1940, as amended, and in connection with a trustee's deferred compensation plan.

Recommended Change
Management recommends that this investment restriction be deleted. It was originally required by one or more states, but no longer applies due to changes in federal laws which supersede such state-imposed restrictions.

 ...............................................................................
CWVF International Equity

The current investment restrictions for CWVF International Equity, excerpted from the SAI, are shown below. After careful consideration, and with the advice of outside counsel, the Board has approved several changes, subject to shareholder approval.

 ...............................................................................
Current Fundamental Restriction
1. The Fund may not, with respect to 75% of its assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in securities of that issuer.

Recommended Change
Management recommends that this investment restriction be changed to a standard recitation concerning the Fund's diversification policy. The Fund is classified as a diversified Fund; meaning that it may not invest significant amounts in one particular security. The investment restriction would be revised as shown immediately below.

Proposed Fundamental Investment Restriction
The Fund may not make any investment inconsistent with its classification as a diversified investment company under the 1940 Act.

 ...............................................................................
Current Fundamental Restriction
2. The Fund may not concentrate 25% or more of the value of its assets in any one industry, provided, however, that there is no limitation with respect to investments in obligations issued or guaranteed by the United
States Government or its agencies and instrumentalities, and repurchase agreements secured thereby.

Recommended Change
Management recommends that this be changed to a more accurate standard recitation concerning concentration as shown immediately below.

Proposed Fundamental Investment Restriction
The Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured thereby).

 ...............................................................................
Current Fundamental Restriction
3. The Fund may not purchase more than 10% of the outstanding voting securities of any issuer.

Recommended Change
Management recommends that this investment restriction be deleted. The restriction expresses a part of the diversification rules, which are addressed above in the Proposed Fundamental Investment Restriction number 1.

 ...............................................................................
Current Fundamental Restriction
4. The Fund may not underwrite the securities of other issuers, except to the extent that in connection with the disposition of its portfolio securities, the Fund may be deemed to be an underwriter.

Recommended Change
Management proposes to modify this restriction by adding the standard policy for other Calvert Group Funds, as shown immediately below.

Proposed Fundamental Investment Restriction (with the above change)
The Fund may not underwrite the securities of other issuers, except as permitted by the Board within applicable law, and except to the extent that in connection with the disposition of its portfolio securities, the Fund may be deemed to be an underwriter.

 ...............................................................................
Current Fundamental Restriction
5. The Fund may not purchase from or sell to any of the Fund's officers or Directors, or firms of which any of them are members, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions.

Recommended Change
Management recommends that this investment restriction be deleted. It was originally required by one or more states, but no longer applies due to changes in federal laws which supersede such state-imposed restrictions.

 ...............................................................................
Current Fundamental Restriction
6. The Fund may not borrow money, except from banks for temporary or emergency purposes and then only in an amount up to 10% of the value of the Fund's total assets; provided, however, that outstanding borrowings permitted by this section do not exceed 33 1/3% of the Fund's total assets. In order to secure any permitted borrowings under this section, the Fund may pledge, mortgage or hypothecate its assets.

Recommended Change
Management recommends that the 10% limitation be changed to 33 1/3% for maximum flexibility. The Board also recommends the use of the standard borrowing policy recited in other Calvert SAIs. As part of the standardization, the last sentence above will be replaced by a new nonfundamental operating policy: The Fund does not intend to make any purchases of securities if borrowings exceed 5% of total assets. A nonfundamental policy can be changed by the Board at any time without a shareholder vote.

Proposed Fundamental Investment Restriction (with the above changes)
The Fund may not issue senior securities or borrow money, except from banks for temporary or emergency purposes and then only in an amount up to 33 1/3% of the value of the Fund's total assets or as permitted by law and except by engaging in reverse repurchase agreements, where allowed. In order to secure any permitted borrowings and reverse repurchase agreements under this section, the Fund may pledge, mortgage or hypothecate its assets.

 ...............................................................................
Current Fundamental Restriction
7. The Fund may not make short sales of securities or purchase any securities on margin except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.
The deposit or payment by the Fund of initial or maintenance margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

Recommended Change
Management recommends that this restriction be deleted since it is not required to be fundamental. If shareholders approve deleting this restriction, the Board intends to adopt a new nonfundamental policy imposing substantially the same limitations as the deleted restriction. A nonfundamental policy can be changed by the Board at any time without a shareholder vote.

 ...............................................................................
Current Fundamental Restriction
8. The Fund may not write, purchase or sell puts, calls or combinations thereof except that the Fund may (a) write exchange-traded covered call options on portfolio securities and enter into closing purchase transactions with respect to such options, and the Fund may write exchange-traded covered call options on foreign currencies and secured put options on securities and foreign currencies and write covered call and secured put options on securities and foreign currencies traded over the counter, and enter into closing purchase transactions with respect to such options, (b) purchase exchange-traded call options and put options and purchase call and put options traded over the counter, provided that the premiums on all outstanding call and put options do not exceed 5% of its total assets, and enter into closing sale transaction with respect to such options, and (c) engage in financial futures contracts and related options transactions, provided that the sum of the initial margin deposits on the Fund's existing futures and related options positions and the premiums paid for related options would not exceed 5% of its total assets.

Recommended Change
Management recommends that this restriction be deleted since it is not required to be fundamental. If shareholders approve deleting this restriction, the Board intends to adopt a new nonfundamental policy imposing substantially the same limitations as the deleted restriction. A nonfundamental policy can be changed by the Board at any time without a shareholder vote.

 ...............................................................................
Current Fundamental Restriction
9. The Fund may not invest for the purpose of exercising control or management of another issuer.

Recommended Change
Management recommends that this investment restriction be deleted. It was originally required by one or more states, but no longer applies due to changes in federal laws which supersede such state-imposed restrictions.

 ...............................................................................
Current Fundamental Restriction
10. The Fund may not invest in commodities, commodities futures contracts, or real estate, although it may invest in securities which are secured by real estate or real estate mortgages and securities of issuers which invest or deal in commodities, commodity futures, real estate or real estate mortgages and provided that it may purchase or sell stock index futures, foreign currency futures, interest rate futures and options thereon.

Recommended Change
Management recommends that this be changed to the standard recitation concerning commodities used in other Calvert SAIs.

Proposed Fundamental Investment Restriction
The Fund may not invest directly in commodities or real estate, although it may invest in securities which are secured by real estate or real estate mortgages and securities of issuers which invest or deal in commodities, commodity futures, real estate or real estate mortgages and provided that the Fund may purchase or sell stock index futures, foreign currency futures, interest rate futures and options thereon.

 ...............................................................................
Current Fundamental Restriction
11. The Fund may invest in the shares of other investment companies as permitted by the 1940 Act or other applicable law; or in connection with a nonqualified deferred compensation plan adopted by the Board of Directors, as long as there is no duplication of advisory fees.

Recommended Change
Management recommends that this investment restriction be deleted. It was originally required by one or more states, but no longer applies due to changes in federal laws which supersede such state-imposed restrictions.

Recommendation
The Boards have voted to change or delete each of these fundamental investment restrictions as shown above and recommends that you vote FOR the changes or deletions of each of these revised fundamental investment restrictions for the Portfolios.

--------------------------------------------------------------------------------
Proposal 2
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
For each Portfolio: To approve a new investment advisory agreement with the investment advisor, CAMCO.
--------------------------------------------------------------------------------

Discussion
The following circumstances affect the terms of the current investment advisory agreements (the "Current Advisory Agreements"); therefore, Management proposes that a new advisory agreement be executed:

      CAMCO is an indirectly wholly-owned subsidiary of Acacia Mutual Life Insurance Company ("Acacia"), which, subject to certain conditions, plans to merge with Ameritas Insurance Holding Company ("Ameritas") (such planned transaction is hereafter referred to as the "Merger"). The surviving company will be named Ameritas Acacia Mutual Holding Company. Although the Merger could be considered a change in control of CAMCO, terminating the Current Advisory Agreements, the Boards have received assurances that it does not cause such a change. Nonetheless, in order to remove any possible doubt as to the status of the Current Advisory Agreements, the Boards have approved, and recommends that shareholders approve, one standard investment advisory agreement between CSIF and CAMCO for each of the CSIF Portfolios and one standard investment advisory agreement between CWVF and CAMCO (the "New Advisory Agreements").

      CSIF Money Market, Balanced, Bond and Equity: Management has determined that the administrative services, and the provision of compensation for such services, are best provided for in a separate administrative services agreement. Accordingly, it is proposed to remove the provision of these services (and compensation therefor) from the advisory agreement.

      CSIF Balanced and Equity: Management proposes to eliminate the performance fee adjustment so that compensation is based solely on average net assets.

      CSIF Money Market, Balanced and Bond: Management proposes to eliminate the expense limitation with respect to fund expenses. However, Management agrees to maintain the expense limitation until such time in the future that Management and the Board agree otherwise.

Despite the importance of the proposed changes, CAMCO anticipates there will be no effect on the actual investment management operations with respect to CSIF or CWVF.

The Current Advisory Agreements
Under the Current Advisory Agreements, CAMCO provides a continuous investment program for the respective Portfolios, subject to the control of the applicable Board. The terms of the Current Advisory Agreement between CAMCO and CSIF include:
     1. The services to be provided to CSIF (manage Portfolio assets, place orders for securities trades and perform other administrative services);
     2. General obligations of CAMCO (manage the Portfolios in accordance with Portfolio guidelines and restrictions, under the direction of the Board);
     3. Expenses of the Portfolios (advisory, legal, audit, registration, taxes, printing and postage, mailing prospectuses);
     4. Liability issues (CAMCO is not liable for actions unless it is grossly negligent, acts in bad faith, or in reckless disregard of its duties); and
     5.   The fees to be paid to CAMCO, based on average net assets:
              Money Market         0.50%
              Balanced             0.70% to $500 million
                                   0.675% $500 million to $1 billion
                                   0.65% over $1 billion
              Bond                 0.65%
              Equity               0.70%
              Managed Index        0.60%

Each Current Advisory Agreement provides for automatic termination unless its continuance is approved at least annually by (i) a majority of the Board, including those Board members who are not parties to the Agreement or interested persons, within the meaning of the 1940 Act, of any such party ("Independent Trustees/Directors"), or (ii) the holders of a majority of the outstanding shares of the affected Portfolios. Each Current Advisory Agreement terminates automatically upon its assignment and is terminable at any time, without penalty, by the applicable Board, CAMCO, or the holders of a majority of the outstanding shares of the affected Portfolios, upon 60 days' prior written notice.

The Current Advisory Agreement for CSIF Money Market and Bond was executed on January 3, 1984, pursuant to shareholder approval. The Current Advisory Agreement for CSIF Equity and Balanced was executed on May 24, 1994, pursuant to shareholder approval. The Current Advisory Agreement for the Managed Index Portfolio was executed on February 24, 1998, pursuant to shareholder approval, while the Current Advisory Agreement for CWVF International Equity was executed on May 5, 1992, pursuant to shareholder approval. Each Board, including a majority of the Independent Trustees/Directors, has approved the continuance of its Current Advisory Agreements on an annual basis, as part of its annual contract review.

The New Advisory Agreement
The terms and conditions of the New Advisory Agreements are identical to the terms and conditions of the Current Advisory Agreements, except as to effective and termination dates, deletion of the provision of administrative services as discussed under B., below, elimination of the performance fee adjustment as discussed under C., and elimination of the expense limitation as discussed under D.

If approved by shareholders, the New Advisory Agreements will continue until January 1, 2000 unless terminated earlier by either party, and provided that at least annually thereafter its continuance is approved in the same manner as prescribed in the Current Advisory Agreements.

Calvert Asset Management Company, Inc.
CAMCO has investment advisory contracts with eight investment companies: First Variable Rate Fund for Government Income, Calvert Tax-Free Reserves, Calvert Cash Reserves, Calvert Social Investment Fund, The Calvert Fund, Calvert Municipal Fund, Inc., Calvert World Values Fund, Inc., and Calvert Variable Series, Inc. Each has a substantially similar investment advisory contract with CAMCO, though the actual fees and breakpoints may vary.

Reno J. Martini, Senior Vice President and Chief Investment Officer for CAMCO, has primary responsibility for rendering investment advisory services to CSIF and CWVF. Mr. Martini oversees the investment management of all Calvert Funds. It is anticipated that each of the directors and officers of CAMCO will hold the same position with CAMCO after the Merger. The address of the directors and officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland, 20814, unless otherwise noted. The directors and executive officers of CAMCO are listed below:

      *Charles T. Nason, Director. Chairman, President and Chief Executive Officer of The Acacia Group, 7315 Wisconsin Avenue, Bethesda, Maryland 20814.
      *Barbara J. Krumsiek, Director. President of CAMCO and President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd.
      David R. Rochat, Director and Senior Vice President.
      Robert-John H. Sands, Director. Senior Vice President and General Counsel, The Acacia Group, 7315 Wisconsin Avenue, Bethesda, Maryland 20814.
      *Reno J. Martini, Senior Vice President and Chief Investment Officer. *Ronald M. Wolfsheimer, Senior Vice President and Chief Financial
     Officer.
      *William M. Tartikoff, Senior Vice President, Secretary, and General Counsel.
      Matthew D. Gelfand, Senior Vice President.
      *Daniel K. Hayes, Vice President.
      John Nichols, Vice President.

Persons marked with a *, above, are also Trustees/Directors and/or officers of CSIF and/or CWVF.

A.    The Merger of CAMCO's parent company
CAMCO is an indirect, wholly-owned subsidiary of Acacia. On September 14, 1998, seeking a strategic affiliation to create a stronger, more diversified insurance and financial services enterprise, Acacia and Ameritas entered into an agreement of merger which provides for the merger of their respective mutual holding companies.

Acacia and its related subsidiaries offer traditional life insurance and annuity products, as well as variable products, special banking products and services, and a variety of mutual funds, and operate a full service financial planning broker dealer, while Ameritas and its subsidiaries specialize in variable life, fixed and variable annuities, group dental, low-load insurance products and 401(k) and other investment products. This strategic affiliation is expected to create a stronger, more diversified insurance and financial services enterprise, with almost $11 billion in assets under management, insurance assets of $6 billion, $21 billion life insurance in-force, over $750 million in revenues and approximately $750 million in equity/capital.

The Merger is subject to the approval of the members of both Acacia and Ameritas and is further conditioned upon approval by the appropriate federal and state regulatory authorities.

CAMCO will not be directly affected by the Merger and will remain a wholly-owned subsidiary of Calvert Group, Ltd. As a result of the Merger, however, CAMCO will become an indirect, wholly-owned subsidiary of Ameritas Acacia Mutual Holding Company.

Acacia's current address is 7315 Wisconsin Avenue, Bethesda, Maryland 20814. After consummation of the Merger, Ameritas Acacia Mutual Holding Company's principal place of business will be 5900 "O" Street, Lincoln, Nebraska 68501-1889.

B. CSIF Money Market, Balanced, Bond and Equity: Administrative Services Management has taken the opportunity to re-examine the specific provisions for services under the Current Advisory Agreements. In doing so, Management has determined that it is better to delete the provision of administrative duties and leave intact the investment advisory services to be provided by CAMCO.

Administrative services are not currently provided by CAMCO, but are provided by CSIF's Administrator, Calvert Administrative Services Company ("CASC"). Thus, this change will more accurately reflect the services which CAMCO provides. As a result of administrative services being provided to CSIF under a separate agreement, the investment advisory fees will be reduced so that, for each Portfolio, the proposed advisory fee under the New Advisory Agreement and the new administrative fee will equal its current advisory fees. The Board has approved a new Administrative Services contract with CASC. No shareholder approval is required for that contract, and the fees may be changed by the Board without shareholder approval. The Managed Index Portfolio already has a separate administrative services agreement with CASC.

CSIF Money Market
Current Advisory Fee:               0.50%
Proposed Advisory Fee:              0.30%
New Administrative Fee:             0.20%

For the fiscal year ended September 30, 1998, CSIF Money Market paid $846,146 in advisory fees to CAMCO. For that same time period, under the New Advisory Agreement, CAMCO would have received $507,688 in advisory fees, while CASC would have received $338,458 in administrative services fees.

CSIF Bond
Current Advisory Fee:               0.65%
Proposed Advisory Fee:              0.35%
New Administrative Fee:             0.30%

For the fiscal year ended September 30, 1998, CSIF Bond paid $345,357 in advisory fees to CAMCO. For that same time period, under the New Advisory Agreement, CAMCO would have received $186,493 in advisory fees, while CASC would have received $158,864 in administrative services fees.

CSIF Balanced - see also Performance Fees, below
Current Advisory Fee:               0.70% up to $500 million
                                    0.675% from $500 million to $1 billion
                                    0.65% over $1 billion
Proposed Advisory Fee:              0.425% up to $500 million
                                    0.35% from $500 million to $1 billion
                                    0.325% over $1 billion
New Administrative Fee:             0.275%

For the fiscal year ended September 30, 1998, CSIF Balanced paid $4,374,411 in advisory fees to CAMCO. For that same time period, under the New Advisory Agreement (which does not have a performance fee adjustment), CAMCO would have received approximately $2,834,253 in advisory fees, while CASC would have received $1,932,270 in administrative services fees.

CSIF Equity- see also Performance Fees, below
Current Advisory Fee:               0.70%
Proposed Advisory Fee:              0.45%
New Administrative Fee:             0.25%

For the fiscal year ended September 30, 1998, CSIF Equity paid $889,599 in advisory fees to CAMCO. For that same time period, under the New Advisory Agreement, CAMCO would have received $186,493 in advisory fees, while CASC would have received $158,864 in administrative services fees.

C.       CSIF Balanced and Equity: Performance Fees
Management has reviewed the effect of performance fees and found that a performance fee does not effectively serve its intended goals. The performance fee structure does not improve the capacity to manage the investment process nor does it serve as an effective incentive tool for investment management. In fact, there is a low level of current demand for this feature from investment professionals. Thus, Management recommends the elimination of the performance fee and adoption of an asset-based fee for compensating investment advisors and investment subadvisors.

CSIF Balanced
With respect to CSIF Balanced, under the Current Advisory Agreement, CAMCO is paid a base fee at an annual rate of 0.65% to 0.70%, depending on the average daily net assets of CSIF Balanced. The base fee is subject to adjustment, based on the extent to which performance exceeded or trailed the Relevant Index as follows:

         CAMCO: Lehman Aggregate Bond Index
         NCM: Russell 3000
         Brown: Standard & Poor's ("S&P's") 500 Stock Index

         Performance versus                 Performance Fee
         the Relevant Index                 Adjustment
         6% to less than 12%                +/- 0.05%
         12% to less than 18%               +/- 0.10%
         18% or more                        +/- 0.15%

For the fiscal year ended September 30, 1998, the base fee was decreased by $493,434 because the performance of the Portfolio trailed Relevant Index. Including the administrative services costs, CAMCO would have received $4,867,845 in advisory fees had the performance fee not been in effect for that same time period.

CSIF Equity
With respect to CSIF Equity, under the Current Advisory Agreement, CAMCO is paid a base fee at an annual rate of 0.70%, based on the average daily net assets of CSIF Equity. The fee is subject to adjustment, based on the extent to which performance exceeded or trailed the S&P's 500 Composite Index as follows:

         Performance versus                 Performance Fee
         the S&P's 500                      Adjustment
         Composite Index
         6% to < 12%                        +/- 0.07%
         12% to < 18%                       +/- 0.14%
         18% or more                        +/- 0.20%

For the fiscal year ended September 30, 1998, the base fee was decreased by $229,421 because the performance of the Portfolio trailed S&P's 500 Composite Index. Including the administrative services costs, CAMCO would have received $1,119,020 in advisory fees had the performance fee not been in effect for that same time period.

D.       CSIF Money Market, Balanced and Bond: Expense Limitation
Upon initially entering into the Current Advisory Agreement, CAMCO agreed to reimburse each Portfolio for expenses above a certain level. Excluding brokerage fees, taxes, interest, Distribution Plan expenses and extraordinary items, CAMCO agreed to reimburse each Portfolio for expenses exceeding 1.50% on the first $30 million of average daily net assets and 1.00% on average daily net assets over $30 million. At that time, certain states also imposed limits on fund expenses so that if expenses exceeded a certain amount, the investment advisor would have to reimburse a fund for the excess. The recent passage of reformed federal securities laws now preempts the states from imposing substantive requirements on investment companies. Therefore, the state-imposed expense limitation is no longer applicable.

For the last two fiscal years ending September 30, 1997 and 1998, respectively, CAMCO reimbursed 0.11% and 0.05% for CSIF Money Market, and zero for CSIF Balanced and Bond. CAMCO has agreed to maintain the current expense limitations for CSIF Money Market and Balanced for an indefinite time, and approximately one more year for CSIF Bond.

Accordingly, Management recommends that this expense limitation provision not be included in the New Advisory Agreement. The removal of the contractual expense limitation will not affect the investment strategy of the affected Portfolios.

Recommendation
Based on evaluation of the materials presented, each Board has determined that the changes reflected in the proposed New Advisory Agreement for its Fund are in the best interests of the affected shareholders of CSIF. The Boards based this determination primarily upon the following, giving equal weight to all the factors:
(a) After a review of all materials related to the Merger, each Board determined that it was satisfied that CAMCO's services to its Portfolios would not be adversely affected by the Merger and that such Merger would not impose an unfair burden on its Portfolios;
(b) In evaluating the materials presented concerning administrative services, the Boards carefully considered the corporate structure, advisory expenses, and anticipated overall expenses, and reviewed the proposed form of New Investment Advisory Agreements and form of Administrative Services Agreement;
(c) In recommending the elimination of the performance adjustment structure, the CSIF Board considered the nature and quality of the advisory services rendered, giving due consideration to the negligible impact of the performance adjustment on portfolio performance; and
(d) In evaluating the deletion of the expense limitation, the CSIF Board considered the applicable securities laws and the current fund expenses, and Management's agreement to continue the limitation.

Thus, each Board, including a majority of the Independent Trustees/Directors, approved its New Advisory Agreement (subject to approval by the affected shareholders) and authorized submission of the New Advisory Agreement to shareholders for approval. Accordingly, the Boards recommend that shareholders vote FOR the applicable New Advisory Agreement.

--------------------------------------------------------------------------------
Proposal 3
--------------------------------------------------------------------------------
CSIF Balanced only: To approve a new investment subadvisory agreement between CAMCO and CSIF Balanced's investment subadvisor, NCM Capital Management Group, Inc. ("NCM Capital").

Discussion
NCM Capital serves as one of CSIF Balanced's investment subadvisors, pursuant to an Investment Subadvisory Agreement with CSIF Balanced's investment advisor, CAMCO ("the Current Subadvisory Agreement"). NCM Capital is a subsidiary of Sloan Financial Group, Inc. ("Sloan Financial"). As discussed further below, pursuant to ongoing negotiations, the ownership interests in Sloan Financial are expected to be redistributed (such redistribution is referred to herein as the "Transaction").

The CSIF Board has been advised that the contemplated Transaction is anticipated to have no effect on NCM Capital's investment management operations. For purposes of the 1940 Act, the Transaction would cause a change of control in NCM Capital that would constitute an assignment of the Current Subadvisory Agreement and thereby cause its automatic termination. The Board has approved, and recommends that the shareholders of CSIF Balanced approve, a New Subadvisory Agreement between CAMCO and NCM Capital (the "New Subadvisory Agreement") that eliminates the performance fee adjustment as discussed below.

The Current Subadvisory Agreement
Under the Current Subadvisory Agreement, NCM Capital provides a continuous investment program for a portion of CSIF Balanced, pursuant to the directions of CAMCO, which is subject to the control of the Board.

As compensation for NCM Capital's services under the Current Subadvisory Agreement, CAMCO pays NCM Capital a subadvisory fee consisting of an annual base fee of 0.25% of CSIF Balanced's average daily net assets, plus or minus a performance adjustment of up to 0.15%. The performance adjustment is added to or subtracted from the base fee based on the extent to which performance exceeded or trailed the Russell 3000 Index.

The Current Subadvisory Agreement provides that absent willful misfeasance, bad faith, gross negligence, or reckless disregard, the Subadvisor shall not be subject to liability to CAMCO, CSIF Balanced or to any shareholder of CSIF Balanced for any act or omission in the course of performing its duties thereunder. The Current Subadvisory Agreement provides for automatic termination unless by January 1, 1999, and at least annually thereafter, its continuance is approved by (i) a majority of the Board, including a majority of Independent Trustees, and (ii) the holders of a majority of the outstanding shares of CSIF Balanced. The Current Subadvisory Agreement terminates automatically upon its assignment and is terminable at any time, without penalty, by the Board, CAMCO, or the holders of a majority of the outstanding shares of CSIF Balanced upon not less than 60 days' written notice. The Current Subadvisory Agreement may also be terminated without penalty upon not less than 90 days' written notice by NCM Capital.

The Current Subadvisory Agreement was executed on July 1, 1995, pursuant to shareholder approval. The Board, including a majority of the Independent Trustees, has approved the continuance of the Current Subadvisory Agreement on an annual basis as part of its annual contract review.

The New Subadvisory Agreement
The terms and conditions of the New Subadvisory Agreement are identical to the terms and conditions of the Current Subadvisory Agreement, except as to effective and termination dates and the elimination of the performance fee adjustment as discussed below. If approved by shareholders, the New Subadvisory Agreement will continue until January 1, 2000 unless terminated earlier, and provided that its continuance is approved at least annually in the same manner as prescribed in the Current Subadvisory Agreement.

NCM Capital Management Group, Inc.
NCM Capital was founded by Maceo K. Sloan in 1986 as a subsidiary of North Carolina Mutual Life Insurance Company, which was established by his ancestors in 1898. NCM Capital is one of the oldest and largest minority-owned financial institutions in the country and provides products in equity, fixed income and balanced portfolio management. NCM Capital has been an employee-owned subsidiary of Sloan Financial since 1991, with 60 percent co-owned by Mr. Sloan and Justin E. Beckett, Executive Vice President and a Director of NCM Capital.

It is anticipated that each of the directors and officers of NCM Capital will hold the same position after consummation of the Transaction. The address of the directors and officers is 103 West Main Street, Fourth Floor, Durham, North Carolina 27701, unless otherwise noted. The directors and executive officers of NCM Capital are listed below:

      Maceo K. Sloan, CFA, Chairman, President and Chief Executive Officer. Justin F. Beckett, Executive Vice President.
      Edith H. Noel, Senior Vice President, Corporate Secretary/Treasurer. Clifford Mpare, Executive Vice President, Co-Chief Investment Officer. Benjamin Blakney, Executive Vice President, Chief Operating Officer. Tammie F. Coley, Senior Vice President, Chief Financial Officer. Victoria A. Treadwell, Senior Vice President, Director of Client
     Services.
      Michael J. Ferraro, Vice President, Director of Trading.
      Reginald V. Weaver, Assistant Vice President.
      Deborah P. Lane, Vice President.
      Linda J. Jordan, Vice President.
      Leander Baker, Vice President.
      Betty L. Bynum, Assistant Vice President.

Change in Control of NCM Capital
Sloan Financial is the parent company of NCM Capital. In 1991, American Express Asset Management Group Inc. (formerly, IDS Advisory Group) ("American Express") purchased a 40% interest in Sloan Financial. At present, the equity distribution profile of Sloan Financial is 43% owned by Mr. Sloan, 40% owned by American Express, and 17% owned by Mr. Beckett.

Sloan Financial, also headquartered in Durham, North Carolina, is the nation's largest minority-owned financial services firm. Presently, Sloan Financial contains two investment management subsidiaries, NCM Capital and New Africa Advisers, Inc. Within its family of companies, Sloan Financial has assets under management, as of December 1, 1998, of approximately $3 billion, and the firm's client base includes many of the nation's largest employee benefit, foundation, and endowment plans.

Pursuant to ongoing negotiations, Messrs. Sloan and Beckett plan to purchase American Express's 40% interest in Sloan Financial in a transaction that will be implemented in two separate phases. Phase I will consist of a 14.9% assignment of American Express's interest to Messrs. Sloan and Beckett. This assignment will adjust the equity distribution profile of Sloan Financial so that Mr. Sloan will hold a 53.7% interest, American Express will hold a 25.1% interest and Mr. Beckett will hold a 21.2% interest.

In Phase I, the assignment preserves American Express's position as a controlling person of Sloan Financial. Phase I is expected to be completed prior to year-end 1998. In Phase II, American Express will sell its remaining 25.1% interest to Messrs. Sloan and Beckett so that Mr. Sloan will hold a 72% interest and Mr. Beckett will hold 28% in Sloan Financial. Phase II is expected to be completed immediately following shareholder approval of the New Subadvisory Agreement.

Since American Express will no longer have a controlling interest in Sloan Financial at the completion of Phase II, shareholder approval ratifying the Transaction is required before it is finalized.

Elimination of Performance Fees
After review, Management has found that the performance fee structure does not effectively serve its intended goals. The performance fee does not improve the capacity to manage the investment process nor does it serve as an effective incentive tool for investment management. In fact, there is a low level of current demand for this feature from investment professionals. Thus, Management recommends the elimination of the performance fee and adoption of an asset-based fee for compensating investment advisors and subadvisors.

For the fiscal year ended September 30, 1998, $602,141 in fees (without any performance adjustment) were paid by CAMCO to NCM Capital for CSIF Balanced. As proposed, the new subadvisory fee will be a base rate of 0.25% of the average daily net assets of that portion of CSIF Balanced managed by NCM. NCM Capital would have received the same fees had the proposed fee been in effect for that time period.

Recommendation
Based on evaluation of the materials presented, the Board determined that it was satisfied that services to CSIF Balanced would not be adversely affected by the proposed Transaction and that the Transaction would not impose an unfair burden on CSIF Balanced. The Board also considered the nature and quality of the advisory services rendered, giving due consideration to the negligible impact of the performance adjustment on fund performance, and determining that the proposed elimination of the performance fee is in the best interest of CSIF Balanced and its shareholders.

Thus, the Board, including a majority of the Independent Trustees, approved the New Subadvisory Agreement, (subject to approval by CSIF Balanced shareholders) and authorized submission of the New Subadvisory Agreement to shareholders for approval. Accordingly, the Board recommends that shareholders vote FOR the proposed New Subadvisory Agreement.

--------------------------------------------------------------------------------
Proposal 4
--------------------------------------------------------------------------------
CSIF Balanced: To approve a new investment subadvisory agreement between CAMCO and the CSIF Balanced investment subadvisor, Brown Capital Management, Inc. ("Brown").

Discussion
Brown serves as one of the CSIF Balanced investment subadvisors, pursuant to an Investment Subadvisory Agreement with CAMCO (the "Current Subadvisory Agreement"). Due to the merger discussed above and the proposed elimination of the fees based on the performance of CSIF Balanced compared to a particular index, the shareholders are being asked to approve a new investment subadvisory agreement (the "New Subadvisory Agreement").

The Current Subadvisory Agreement
Under the Current Subadvisory Agreement, Brown provides a continuous investment program for a portion of assets for CSIF Balanced, pursuant to the directions of CAMCO, which is subject to the control of the Board.

As compensation for Brown's services under the Current Subadvisory Agreement, CAMCO pays Brown a subadvisory fee consisting of an annual base fee of 0.25% of CSIF Balanced's average daily net assets, plus or minus a performance adjustment of up to 0.15%. The performance adjustment is added to or subtracted from the base fee based on the extent to which performance exceeded or trailed the S&P 500 Stock Index.

For the fiscal year ended September 30, 1998, subadvisory fees of $410,611.37 (without any performance fee adjustment) were paid by CAMCO to Brown. As proposed, the new subadvisory fee will be a base rate of 0.25% of the average daily net assets of that portion of CSIF Balanced managed by Brown. Brown would have received the same fees had the proposed fee been in effect for that time period.

After review, Management has found that the performance fee structure does not effectively serve its intended goals. The performance fee does not improve the capacity to manage the investment process nor does it serve as an effective incentive tool for investment management. In fact, there is a low level of current demand for this feature from investment professionals. Thus, Management recommends the elimination of the performance fee and adoption of an asset-based fee for compensating investment advisors and subadvisors.

The Current Subadvisory Agreement provides that absent willful misfeasance, bad faith, gross negligence, or reckless disregard, the Subadvisor shall not be subject to liability to CAMCO, CSIF Balanced or to any shareholder for any act or omission in the course of performing its duties thereunder. The Current Subadvisory Agreement provides for automatic termination unless, at least annually, its continuance is approved by (i) a majority of the Board, including a majority of Independent Trustees, and (ii) the holders of a majority of the outstanding shares of CSIF Balanced. The Current Subadvisory Agreement terminates automatically upon its assignment and is terminable at any time, without penalty, by the Board, CAMCO, Brown, or the holders of a majority of the outstanding shares of CSIF Balanced upon not less than 60 days' written notice.

The Current Subadvisory Agreement was executed on July 1, 1995, pursuant to shareholder approval. The Board, including a majority of the Independent Trustees, has approved the continuance of the Current Subadvisory Agreement on an annual basis as part of its annual contract review.

Brown Capital Management, Inc.
Brown has managed part of the equity investments of the Portfolio since 1996. The firm has over $3.6 billion in assets under management. It uses a bottom-up approach that incorporates growth-adjusted price earnings, concentrating on mid-/large-cap growth stocks.

Eddie C. Brown, founder and President of Brown Capital Management, Inc., heads the portfolio management team for the Portfolio. He brings over 24 years of management experience to the Portfolio, and has held positions with T. Rowe Price Associates and Irwing Management Company. Mr. Brown is a frequent panelist on "Wall Street Week with Louis Rukeyser" and is a member of the Wall Street Week Hall of Fame.

Brown currently provides investment subadvisory services to one other mutual fund with an investment objective similar to that of the Portfolio: The Nottingham Investment Trust II, The Brown Capital Management Balanced Fund, with $5.9 million in assets under management. Brown receives a fee of 0.65% of net assets; however, Brown is currently voluntarily waiving all or a portion of its fee by reimbursing a portion of the Fund's operating expenses (which includes the Management Fee).

The address of the directors and officers of Brown is 809 Cathedral Street, Baltimore, Maryland 21201. The directors and executive officers are listed below:

      Eddie C. Brown, President.
      Keith Lee, Vice President.
      Robert Hall, Senior Vice President.
      Stephon Jackson, Vice President.
      Tonya Ingersol, Director of Marketing.
      Noreen Frost, Vice President.

The New Subadvisory Agreement
The terms and conditions of the New Subadvisory Agreement are identical to the terms and conditions of the Current Subadvisory Agreement, except as to effective and termination dates and the elimination of the performance fee adjustment as discussed above. If approved by shareholders, the New Subadvisory Agreement will continue until January 1, 2000, unless terminated earlier, and provided that its continuance is approved at least annually in the same manner as prescribed in the Current Subadvisory Agreement.

Recommendation
Based on evaluation of the materials presented, the Board has determined that the changes reflected in the proposed New Subadvisory Agreement are in the best interests of the shareholders of CSIF Balanced. The Board based this determination primarily upon the following, giving equal weights to the factors:
     (a) After a review of all materials related to the Merger, the Board determined that it was satisfied that CAMCO's services to CSIF would not be affected by the Merger and that such Merger would not impose an unfair burden on CSIF; and
     (b) In recommending the elimination of the performance adjustment structure, the Board considered the nature and quality of the advisory services rendered, giving due consideration to the negligible impact of the performance adjustment on portfolio performance.

Thus, the Board, including a majority of the Independent Trustees, approved the New Subadvisory Agreement, (subject to approval by CSIF Balanced shareholders) and authorized submission of the New Subadvisory Agreement to shareholders for approval. Accordingly, the Board recommends that CSIF Balanced shareholders vote FOR the proposed New Subadvisory Agreement.

--------------------------------------------------------------------------------
Proposal 5
--------------------------------------------------------------------------------
CSIF Equity Portfolio only: To approve a new investment subadvisory agreement between CAMCO and the investment subadvisor, Atlanta Capital Management
Company, L.L.C. ("Atlanta Capital").

Discussion
As the advisor, CAMCO has traditionally contracted out subadvisory services for CSIF Equity. Loomis, Sayles & Company, L.P. ("Loomis, Sayles") served as CSIF Equity's investment subadvisor pursuant to an investment subadvisory agreement executed on February 1, 1994, pursuant to shareholder approval (the "Prior Subadvisory Agreement"). Loomis, Sayles is organized as a limited partnership and controlled by New England Mutual Life Insurance Company. Their principal business address is One Financial Center, Boston, Massachusetts 02111.

At a September 16, 1998, meeting of the Board of Trustees, the Board directed CAMCO to terminate Loomis, Sayles as the subadvisor to CSIF Equity. In this connection, the Board determined that shareholders may benefit from the services of a different investment subadvisor whose management style might better achieve CSIF Equity's objective of growth of capital. After careful consideration by CAMCO of several candidates, CAMCO recommended, and the Board approved, the selection (subject to shareholder approval) of Atlanta Capital as subadvisor for CSIF Equity. Atlanta Capital assumed management responsibility for CSIF Equity as of September 21, 1998.

In reaching its decision, the Board reviewed information about Atlanta Capital, as well as information about CAMCO's evaluation of other potential investment subadvisors. This information included details about Atlanta Capital in general, and copies of regulatory disclosure materials filed with the SEC. Management met with Atlanta Capital, and Atlanta Capital made a presentation to the Board and responded to questions at the Board meeting.

Atlanta Capital Management, L.L.C.
Atlanta Capital was founded in 1969 and is owned and operated by six partners. Atlanta Capital is located at Two Midtown Plaza, Suite 1600, 1360 Peachtree Street, Atlanta, Georgia 30309. As of December 9, 1998, Atlanta Capital had approximately $4.526 billion in assets under management. The firm performs investment management services for various clients, including pension, profit sharing and other employee benefit plans as well as other mutual funds, institutions and individuals.

Atlanta Capital currently provides investment subadvisory services to one other mutual fund with an investment objective similar to that of CSIF Equity. The mutual fund is the PB Series Trust, High Quality Stock Fund, with assets of $11.0 million. Atlanta Capital is paid a fee of 0.50% of average daily net assets for its management.

With respect to this mutual fund, Atlanta Capital has not waived, reduced, or otherwise agreed to reduce its compensation under its investment management contract.

Atlanta Capital's Investment Professionals
Daniel W. Boone, III, CFA, is a Senior Partner of Atlanta Capital. Mr. Boone's primary responsibilities are in equity portfolio management and research. Before joining Atlanta Capital in 1976, he was with the international firm of Lazard Freres in New York. Prior to that he was an analyst with the Wellington Management Company. Mr. Boone has earned an MBA from the Wharton School of The University of Pennsylvania, where he graduated with distinction, and a B.A. from Davidson College. He is a Chartered Financial Analyst and a Chartered Investment Counselor. Mr. Boone is a past president of the Atlanta Society of Financial Analysts.

William R. Hackney, III, CFA, is Managing Partner of Atlanta Capital. Mr. Hackney joined Atlanta Capital in 1995 and has responsibilities in equity portfolio management and research as well as day-to-day administration. Prior to joining Atlanta Capital, he was Senior Vice President and Chief Investment Officer of First Union Corporation's Capital Management Group. Mr. Hackney has earned an MBA from The Citadel and a B.A. from The University of North Carolina at Chapel Hill.

Marilyn Robinson, CFA, is Senior Vice President and Principal, serves as Director of Equity Research and is a member of the Portfolio Management team . Ms. Robinson has 15 years investment experience, nine years with Atlanta Capital. Prior to joining Atlanta Capital, she was a Treasury Analyst for Consolidated Health Care in Richmond, Virginia. Ms. Robinson has earned a M.S. and B.B.A. from Georgia State University. She is a Chartered Financial Analyst and serves on the Board of Examiners for the Association of Investment Management and Research. She is also a Certified Cash Manager.

Atlanta Capital's Investment Strategy
Atlanta Capital will apply its investment strategy to CSIF Equity. Neither the Fund's investment objective nor its basic strategy will change. Atlanta Capital's investment strategy is to combine a comprehensive top-down analysis with rigorous fundamental research. The top-down process is used to identify industry sectors that will be positively affected by macroeconomic, demographic and political trends. The objective is to find investment "themes" or "patterns" that have long-term growth potential. Atlanta Capital's Research Group applies systematic fundamental analysis techniques to these themes to pinpoint those companies with the greatest potential for sustainable growth, strong earnings momentum and valuation "staying power."

Atlanta Capital's Partners

Name                         Title
Daniel W. Boone, III         Senior Partner
Gregory L. Coleman           Partner
Jerry D. DeVore              Partner
William R. Hackney, III      Managing Partner
Dallas Lundy                 Partner
Walter F. Reames, Jr.        Senior Partner

The New Subadvisory Agreement
The new investment subadvisory agreement between CAMCO and Atlanta Capital
(the "New Subadvisory Agreement") contains substantially the same terms as governed CAMCO's arrangement with Loomis, Sayles, except as described below. Until shareholders approve the New Subadvisory Agreement, CAMCO will compensate Atlanta Capital pursuant to Rule 15a-4 under the 1940 Act. Rule 15a-4 states that an investment advisor may provide services to a portfolio and be paid for those services pursuant to a contract not yet approved by shareholders for a maximum period of 120 days, provided that (a) the Board of Trustees of the Fund has approved the contract, and (b) the compensation does not exceed the amount payable to the preceding portfolio manager under its contract with the Fund. CAMCO, CSIF, and Atlanta Capital have requested an Exemptive Order from the Securities and Exchange Commission to ask for the 120-day period to be extended, and to allow Atlanta Capital to be paid prior to shareholder approval of the New Subadvisory Agreement. The compensation paid to Atlanta Capital prior to shareholder approval of the New Subadvisory Agreement will not exceed the amount that would have been payable to Loomis, Sayles under the prior arrangement. If shareholders do not approve the New Subadvisory Agreement, the Board will consider what action to take, including but not limited to, seeking the services of an alternate investment subadvisor.

If approved by CSIF Equity shareholders, the New Subadvisory Agreement will continue to January 1, 2000, unless terminated earlier, and will continue thereafter on an annual basis if approved by the Trustees or shareholders and a majority of the Trustees who are not interested persons of CSIF, CAMCO or Atlanta Capital.

As with the arrangement between CAMCO and Loomis, Sayles, Atlanta Capital's fee for investment subadvisory services is paid by CAMCO. However, whereas CAMCO paid Loomis, Sayles an annual subadvisory fee based upon CSIF Equity's average daily net assets plus or minus a performance adjustment, under the New Subadvisory Agreement, CAMCO pays Atlanta Capital a subadvisory fee with no performance adjustment. Specifically, under the New Subadvisory Agreement, CAMCO will pay Atlanta Capital a fee, payable monthly, at the annual rate of 0.30% of CSIF Equity's average daily net assets.

Under the Prior Subadvisory Agreement, CAMCO paid Loomis, Sayles a subadvisory fee at the annual rate of 0.25% of CSIF Equity's average daily net assets, and CAMCO adjusted this fee based on the extent to which performance of CSIF Equity exceeded or trailed the Standard & Poor's 500 Composite Index:

         Performance versus                          Performance
         S&P's 500 Composite Index                   Fee Adjustment
         6% to less than 12%                         +/- 0.07%
         12% to less than 18%                        +/- 0.14%
         18% or more                                 +/- 0.20%

Comparison of Subadvisory Fees

Under the Prior Subadvisory Agreement, Loomis, Sayles received 0.25% on all Portfolio assets, and a performance adjustment of up to plus/minus 0.20%. Loomis, Sayles also received a 0.05% annual fee, paid by CAMCO, for its assistance with the distribution of CSIF Equity, for a total fee of 0.30%.

Under the Current Subadvisory Agreement, Atlanta Capital will be paid the same, 0.30% on all Portfolio assets.

For the fiscal year ended September 30, 1998, Loomis, Sayles received from CAMCO $249,207 in fees (including the 0.05% distribution fee and a performance adjustment decrease of $229,896). As proposed, the new subadvisory fee will be an annual fee of 0.30% of CSIF Equity's average daily net assets. Under the New Subadvisory Agreement, Atlanta Capital would have received $479,103 in fees, the same amount (absent any performance adjustment) had the new subadvisory fees been in effect for that time period.

The Board reviewed Management's proposal and reasons for recommending the new subadvisory arrangements, as summarized above. The Board took into account:
(1) the nature and quality of the services to be rendered by Atlanta Capital,
(2) an analysis of CSIF Equity's investment subadvisory fee, investment performance, expense ratios and expenses of CSIF Equity as compared to comparable mutual funds, (3) the investment performance of the other mutual fund for which Atlanta Capital acts as investment adviser, (4) investment management staffing and the portfolio managers' respective experience and qualifications, and (5) the financial condition and resources of Atlanta Capital. The Board considered all of the above matters and all of the factors together in arriving at its decision to approve the New Subadvisory Agreement, focusing primarily on the nature and quality of services, and giving equal weight to the remainder of the factors.

Based on its evaluation of the materials presented and assisted by the advice of independent counsel, the Board concluded that the New Subadvisory Agreement with Atlanta Capital is in the best interest of CSIF Equity's shareholders.

Recommendation
Thus, the Board, including a majority of the Independent Trustees, approved the New Subadvisory Agreement between CAMCO and Atlanta Capital (subject to approval by CSIF Equity shareholders) and authorized submission of the New Subadvisory Agreement to shareholders for approval. Accordingly, the Board recommends that shareholders vote FOR the New Subadvisory Agreement.

--------------------------------------------------------------------------------
Proposal 6
--------------------------------------------------------------------------------
CSIF Balanced and Equity and CWVF International Equity only: To authorize CSIF or CWVF and/or CAMCO to enter into a new and/or materially amend an existing investment subadvisory agreement with a subadvisor in the future without having to first obtain shareholder approval.

Discussion
The SEC has issued an Order to CSIF and CWVF permitting them to enter into a new and/or to materially amend an investment subadvisory agreement without shareholder approval. Management believes that CAMCO's continuous supervision of the subadvisor will permit the proportion of shareholders' assets subject to particular subadvisor styles to be reallocated (or a new subadvisor introduced) in response to changing market conditions or subadvisor performance, in an attempt to improve performance.

Management believes that your interests as a shareholder are adequately protected by your voting rights with respect to the advisory agreement and the responsibilities assumed by CAMCO and the Board. It has found that requiring shareholder approval of a subadvisor and the subadvisory agreement imposes costs on the affected Portfolio without advancing shareholder interests. Further, there is the concern that requiring shareholder approval of changes to the existing subadvisory arrangements would prevent CSIF or CWVF from promptly and timely employing the subadvisor best suited to the needs of the affected Portfolio. Therefore, Management is seeking to streamline the process so that an affected Portfolio can more efficiently continue toward achieving its investment objective with a subadvisor recommended by CAMCO and approved by the Board.

If CAMCO and/or CSIF or CWVF are authorized to make changes to the existing subadvisory arrangements outside of the proxy solicitation process, shareholders will continue to benefit by knowing that CAMCO has applied the same safeguards and criteria in making its selection while continuing to fulfill its same duties to shareholders and to CSIF or CWVF. Although Management would be authorized to make a subadvisory change without a shareholder vote, as shareholders, you are entitled to and would continue to receive the same disclosure and details about the selection process and the background of the newly selected manager as you have received in this solicitation, but in the form of an information statement instead of a proxy statement. This information would be delivered to shareholders within 90 days of the subadvisory change.

Recommendation
The Boards have approved Management's recommendation to implement the Order and seek the authority to enter into a new and/or to materially amend an existing investment subadvisory agreement without shareholder approval and recommends that shareholders vote FOR the Proposal.

--------------------------------------------------------------------------------
Proposal 7
--------------------------------------------------------------------------------
CSIF Balanced only: To approve a revised investment objective which is more reflective of current economic times.

Discussion
After reviewing the current investment objective of CSIF Balanced, and recognizing that the investment objective, when written in 1982, reflected a very different economic time than today, Management determined that the investment objective should be updated.

Thus, Management has proposed a revised the current investment objective and has recommended that the revised investment objective be adopted. The revised investment objective will not have an effect on the investment style or practices of CSIF Balanced and will remain fundamental.

The current investment objective provides that CSIF Balanced "seeks to achieve a total return above the rate of inflation through an actively managed, diversified portfolio of common and preferred stocks, bonds and money market instruments which offer income and capital growth opportunity and which satisfy the investment and social concern criteria."

The revised investment objective eliminates the reference linking total return to the rate of inflation. Thus the investment objective, as proposed to be revised, states that CSIF Balanced "seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds and money market instruments which offer income and capital growth opportunity and which satisfy the investment and social concern criteria."

Recommendation
After reviewing the current investment objective, and comparing it to the revised investment objective, the Board found that there will be no effect in the application of the revised investment objective upon the management of CSIF Balanced. Therefore, the Board, including a majority of the Independent Trustees, approved the new investment objective for CSIF Balanced, subject to approval by its shareholders. The Board recommends that shareholders vote FOR the revised investment objective.

--------------------------------------------------------------------------------
Proposal 8
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CSIF Bond only: To change the CSIF Bond Portfolio from a diversified to a nondiversified fund.
--------------------------------------------------------------------------------

Discussion
The 1940 Act reflects many of the requirements with which a registered investment company must comply. Each fund is required to state whether it will have a diversified portfolio or a nondiversified portfolio. CSIF Bond is a diversified mutual fund. Being diversified means that a fund must invest in several different companies and adhere to the federal diversification rule. The diversification rule is that "at least 75% of the value of total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of total assets of such management company and to not more than 10% of the outstanding voting securities of such issuer." In fact, CSIF Bond's current diversification policy applies the 5% and 10% limitations to the Portfolio as a whole, which is more restrictive than the law.

CSIF Bond's investment advisor, CAMCO, believes that CSIF Bond will have greater investment flexibility if it becomes nondiversified. This will permit CSIF Bond to acquire larger positions in the securities of individual issuers, such as hospitals or utilities. Investing a larger percentage of a fund's assets in a single issuer's securities increases its exposure to credit and other risks associated with the single issuer's financial condition and business operations. The value of shares of a fund may be more susceptible to any single economic, political or regulatory event than the shares of a diversified fund. Because CSIF Bond is a bond fund, however, CAMCO does not expect that being nondiversified will bring significantly more risk to CSIF Bond. CAMCO expects to use this increased flexibility to acquire larger positions in the securities of a single issuer only when it believes that the potential return on the securities justifies the additional risk. CAMCO believes that these risks are somewhat limited by the diversification requirements of Subchapter M, below, which must be satisfied on a quarterly basis.

In order to qualify as a regulated investment company ("RIC"), CSIF Bond must continue to comply with the diversification requirements of Subchapter M of the Internal Revenue Code. This requires that CSIF Bond have, at the close of each quarter of the taxable year, at least 50% of the value of its total assets is represented by cash and cash items (including receivables), Government securities and securities of other RICs, and not more than 5% of its total assets will be invested in the securities of any one issuer and not more than 10% of the outstanding voting securities of such issuer. Also, Subchapter M requires that not more than 25% of the total assets will be invested in the securities (other than Government securities or the securities of other RICs) of any one issuer, or of two or more issuers which CSIF Bond controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses. Thus, at least quarterly, CSIF Bond will be limited in its investments, and therefore, the diversification risks will be reduced for a portion of the portfolio.

Recommendation
After reviewing the current diversification policy, and considering the investment objective of the CSIF Bond Portfolio, the Board concluded that a change to the diversification policy could be beneficial to the shareholders of CSIF Bond. The Board voted to approve the change from diversified to nondiversified, subject to the oversight of the Board and subject to shareholder approval. The Board recommends that CSIF Bond shareholders vote FOR the proposed change to CSIF Bond's diversification policy.

--------------------------------------------------------------------------------
Proposal 9
--------------------------------------------------------------------------------
For each Portfolio: To ratify each Board's selection of auditors, PricewaterhouseCoopers, L.L.P.

Discussion
Shareholders are requested to ratify the action of their Board in selecting the firm of PricewaterhouseCoopers, L.L.P. ("PricewaterhouseCoopers") as the independent auditors for the current fiscal year. The Boards believe that the firm is well qualified, and has accordingly selected PricewaterhouseCoopers, L.L.P. to act as independent auditors, subject to ratification by shareholders.

Coopers & Lybrand, L.L.P. has experience in accounting and auditing and has served as independent auditors for CWVF since its inception (1992) and for CSIF since 1994. On July 1, 1998, Coopers & Lybrand merged with Price Waterhouse, L.L.P. to form PricewaterhouseCoopers, L.L.P.

Neither PricewaterhouseCoopers, L.L.P., nor any of its partners has any direct or indirect connection (other than as independent auditors) with CSIF or CWVF or any of their affiliates. No representative of PricewaterhouseCoopers, L.L.P. will be present at the Special Meeting, but a representative will be available via telephone to respond to appropriate questions from shareholders.

Recommendation
The Board recommends a vote FOR ratification of the selection of PricewaterhouseCoopers, L.L.P. as independent auditors.

--------------------------------------------------------------------------------
                                 OTHER BUSINESS
--------------------------------------------------------------------------------

The Board does not intend to present any other business at the meeting. If, however, any other matters are properly brought before the meeting, William M. Tartikoff, Esq., and Barbara J. Krumsiek will vote on the matters in accordance with their judgment.

--------------------------------------------------------------------------------
                                 ANNUAL REPORTS
--------------------------------------------------------------------------------

The audited Annual Report to Shareholders of CSIF and CWVF International Equity are incorporated by reference into this proxy statement. Copies of the most recent Annual Report may be obtained without charge if you:
      write to
     CSIF or CWVF
     4550 Montgomery Avenue
     Suite 1000N
     Bethesda, Maryland 20814
      call (800) 368-2745
      visit Calvert's website at www.calvertgroup.com

--------------------------------------------------------------------------------
                             SHAREHOLDER PROPOSALS
--------------------------------------------------------------------------------

CSIF and CWVF are not required to hold annual shareholder meetings. Shareholders who would like to submit proposals for consideration at future shareholder meetings should send written proposals to the Calvert Group Legal Department, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland, 20814.

--------------------------------------------------------------------------------
                               VOTING INFORMATION
--------------------------------------------------------------------------------

Proxies are solicited initially by mail. Additional solicitations may be made by telephone, computer communications, facsimile or other such means, or by personal contact by officers or employees of Calvert Group and its affiliates or by Shareholder Communications Corporation, a proxy soliciting firm retained for this purpose. CSIF and/or CWVF may bear solicitation costs. By voting as soon as possible, you can save your Fund the expense of follow-up mailings and calls.

A proxy may be revoked at any time before the meeting or during the meeting by oral or written notice to William M. Tartikoff, Esq., 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, for approval of the proposals.

Each proposal must be approved by a majority of the outstanding shares of the affected Portfolio, which is defined as the lesser of: (1) the vote of 67% or more of the shares of the Portfolio at the Special Meeting if the holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy, or (2) the vote of more than 50% of the outstanding shares of the Portfolio. All classes of a Portfolio vote together.

Any abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. A broker non-vote is when a broker holds the shares and the actual owner does not vote and the broker holding the shares does not have the authority to vote the shares. This means that abstentions and broker non-votes effectively will be a vote against adjournment or against any proposal where the required vote is a percentage of the shares present.

Shareholders of each Portfolio of record at the close of business on December 7, 1998 ("record date") are entitled to notice of and to vote at the Special Meeting or any adjournment thereof. Shareholders are entitled to one vote for each share held on that date. As of December 7, 1998, as shown on the books of each respective Portfolio, there were issued and outstanding:

177,716,092.802 shares of CSIF Money Market Portfolio
21,160,276.727 shares of CSIF Balanced Portfolio
4,132,986.980 shares of CSIF Bond Portfolio
6,548,276.399 shares of CSIF Equity Portfolio
1,637,510.708 shares of CSIF Managed Index Portfolio
10,921,794.038 shares of CWVF International Equity Portfolio

As of the record date, the officers and Trustees of CSIF as a group beneficially owned less than 1% of the outstanding shares of any CSIF Portfolio, and the officers and Directors of CWVF as a group beneficially owned less than 1% of the outstanding shares of CWVF International Equity. The following shareholders, as of record date, owned more than 5% of any class of the Portfolio shown:

CSIF Money Market Portfolio
   Name and Address              % of Ownership

   United Mine Workers           5.65%
   Cash Deferred Savings Trust
   Washington, DC 20008

CSIF Balanced Portfolio
   Name and Address              % of Ownership

   Dave or Jan Bundy             5.75%, Class B
   Bolton, MA 01740

CSIF Bond Portfolio
   Name and Address              % of Ownership

   Prudential Securities Inc.    18.36%, Class B
   FBO Judith Inglese, Trustee   10.76%, Class C
   Amherst, MA 01002

   Marcia Kelly                  6.85%, Class B
   Ladson, SC 29456

   John Bins                     6.28%, Class B
   IRA Rollover
   Sanford, NC 27330

   NFSC FBO                      17.83%, Class C
   Wilma Wilkie
   Honolulu, HI 96816

   Beverly Williams, Trustee     16.59%, Class C
   Chesterfield, MO 63017

   NFSC FBO                      12.47%, Class C
   Gay Falk
   Emeryville, CA 94608

   General Teamsters Local       9.11%, Class C
   Seattle, WA 98109

   Guarantee & Trust Co., Inc.   6.19%, Class C
   FBO Joyce McWee
   Wilmington, DE 19899

   American Enterprise           6.17%, Class C
   Investment Services
   Minneapolis, MN 55440

CSIF Managed Index Portfolio
   Name and Address              % of Ownership

   BNY Western Trust             8.30%, Class B
   FBO Robert Thompson

   Key Clearing Corp.            6.95%, Class B
   Brooklyn, OH 44144

   General Teamsters Local       26.45%, Class C
   Seattle, WA 98109

   Resources Trust Co. IRA       12.95%, Class C
   FBO M. Akiyama-Worley
   Denver, CO 80217

   Acacia Retirement Plan        100%, Class I
   Bethesda, MD 20814

--------------------------------------------------------------------------------
                                  ADJOURNMENT
--------------------------------------------------------------------------------

In the event that sufficient votes in favor of the proposals set forth in the Notice of Meeting and Proxy Statement are not received by the time scheduled for the meeting, William M. Tartikoff, Esq., or Barbara J. Krumsiek may move one or more adjournments of the meeting to permit further solicitation of proxies with respect to any such proposals. Any such adjournment will require the affirmative vote of a majority of the shares present at the meeting. Mr. Tartikoff and Ms. Krumsiek will vote in favor of such adjournment those shares that they are entitled to vote which have voted in favor of such proposals. They will vote against any such adjournment on behalf of those proxies that have voted against any such proposals.


--------------------------------------------------------------------------------


Investment Advisor
Calvert Asset Management
Company, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

Administrator
Calvert Administrative Services Company, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

                         CALVERT SOCIAL INVESTMENT FUND
                           CWVF INTERNATIONAL EQUITY
                                   PROXY CARD

The undersigned, revoking previous proxies, hereby appoint(s) William M. Tartikoff, Esq. and Barbara J. Krumsiek, attorneys, with full power of substitution, to vote all shares that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders to be held in the Tenth Floor Conference Room of Calvert Group, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814 on Wednesday, February 24, 1999, at 9:00 a.m. and at any adjournment thereof. All powers may be exercised by a majority of the proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

You may cast your vote using one of the following methods:
1. By internet (through a secure internet site): www.calvertgroup.com
2. By telephone (through a secure telephone system): call 1-800-368-2745
3. By facsimile: fax to ______________
4. By mail: postage-paid envelope enclosed
5. In person: Wednesday, February 24, 1999

NOTE: If you plan to vote by mail or by facsimile, please sign the proxy card exactly as your name appears on the card. If you have a joint account, either person may sign the proxy card. When signing in a fiduciary capacity, such as executor, administrator, trustee, guardian, etc., please sign your name and indicate your title. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

Date: ________________________, 1999

__________________________________

__________________________________
Signature(s) (and Title(s), if applicable)

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, the attorneys shall vote in accordance with their best judgment.

THE BOARDS OF TRUSTEES/DIRECTORS RECOMMEND A VOTE FOR THE FOLLOWING:

     1. For each Portfolio: to approve amended fundamental investment restrictions to: (a) delete restrictions that are no longer required to be fundamental due to changes in state laws or which otherwise need not be fundamental; and (b) to revise the language of those restrictions that are still required to be fundamental.

         Calvert Social Investment Fund:
         1)    Diversification policy
         2)    Concentration policy
         3)    10% outstanding voting securities
         4)    New companies
         5)    Underwriting policy
         6)    Securities and Fund officers or Trustees
         7)    Borrowing policy
         8)    Short sales
         9)    Puts and calls
         10)   Exercise control
         11)   Commodities
         12)   Oil and gas
         13)   Investment company securities

         CWVF International Equity:
         1)    Diversification policy
         2)    Concentration policy
         3)    10% outstanding voting securities
         4)    Underwriting policy
         5)    Securities and Fund officers or Trustees
         6)    Borrowing policy
         7)    Short sales
         8)    Puts and calls
         9)    Exercise control
         10)   Commodities
         11)   Investment company securities

For all       [ ]        Against all    [ ]      Abstain on all   [ ]

     [ ] To abstain from voting on or to vote against the proposed changes to one or more of the specific fundamental investment restrictions, but to approve the others, place an "x" in the box at left and indicate the number(s) (as set forth in the proxy statement) of the affected investment restriction(s) on the appropriate line: I vote against _____________. I abstain on _____________.

     2. For each Portfolio: to approve a new investment advisory agreement with the investment advisor, Calvert Asset Management Company, Inc. ("CAMCO").

For           [ ]        Against        [ ]      Abstain          [ ]

     3. CSIF Balanced: to approve a new investment subadvisory agreement between CAMCO and the investment subadvisor, NCM Capital Management Group, Inc.

For           [ ]        Against        [ ]      Abstain          [ ]

     4. CSIF Balanced: To approve a new investment subadvisory agreement between CAMCO and the investment subadvisor, Brown Capital Management, Inc.

For           [ ]        Against        [ ]      Abstain          [ ]

     5. CSIF Equity: to approve a new investment subadvisory agreement with the new investment subadvisor, Atlanta Capital Management Company, L.L.C.

For           [ ]        Against        [ ]      Abstain          [ ]

     6. CSIF Balanced and Equity: to authorize CSIF and/or CAMCO to enter into a new and/or materially amend an existing investment subadvisory agreement in the future without having to first obtain shareholder approval.

For           [ ]        Against        [ ]      Abstain          [ ]

     7. CSIF Balanced: to approve a revised investment objective which is more reflective of current economic times.

For           [ ]        Against        [ ]      Abstain          [ ]

     8. CSIF Bond only: To change the CSIF Bond Portfolio from a diversified to a nondiversified fund.

For           [ ]        Against        [ ]      Abstain          [ ]

     9. For each Portfolio: to ratify the Board's selection of CSIF and CWVF International auditors, PricewaterhouseCoopers, L.L.P.

For           [ ]        Against        [ ]      Abstain          [ ]